UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 11, 2013, the Board of Directors of H.B. Fuller Company (the “Company”) accepted the resignation of Alfredo L. Rovira as a director of the Company effective immediately. Dr. Rovira’s resignation as a director of the Company is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) On July 11, 2013, the Board of Directors of the Company elected Ann W.H. Simonds to serve as a Class I director of the Company, effective October 1, 2013, for an initial term expiring at the Company’s 2015 annual meeting of shareholders. Ms. Simonds has not yet been appointed to serve on any committees of the Board of Directors.

Ms. Simonds is currently senior vice president and president, Mill City Division, of General Mills, Inc., a manufacturer and marketer of consumer food products, located in Minneapolis, Minnesota. In this role, she oversees General Mills’ Betty Crocker, Gold Medal, Bisquick and Pillsbury brands. Ms. Simonds was named president in 2006, first of the Baking Division and then of Pillsbury in 2010. Ms. Simonds joined General Mills in 1995 and drove product growth for leading brands, such as Yoplait, Cheerios and Wheaties, and served as general manager in the Convenience Stores and Foodservice division. Prior to joining General Mills, Ms. Simonds was a product manager with Johnson & Johnson in the U.S. and Europe.

Consistent with the current director compensation program described below, for her service as a director of the Company Ms. Simonds will receive an annual cash retainer of $80,000, pro-rated for her time of service on the Board of Directors during fiscal 2013, and an initial grant of 1,300 shares of restricted stock of the Company.

Other than as described herein, there are no arrangements or understandings between Ms. Simonds and any other persons pursuant to which Ms. Simonds was selected as a director of the Company. The Board of Directors has considered customer-supplier transactions between the Company and General Mills, Inc. and has determined that Ms. Simonds has no direct or indirect material interest in the transactions. A copy of the press release that discussed Ms. Simonds’ election to the Board is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated July 12, 2013, issued by H.B. Fuller Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 17, 2013

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 12, 2013, issued by H.B. Fuller Company

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